Patents	12 Months Ended
Sep. 30, 2024
Patents [Abstract]
Patents

Note 6 - Patents

The Company owns two patents over the production of Graphite and Graphene from palm kernel shell. Artificial graphite can be used for including but not limited to electrical carbons, fuel cell bi-polar plates, coatings, electrolytic processes, corrosion products, conductive fillers, rubber and plastic compounds, and drilling applications. Graphene is a product that is further processed from Graphite.

As per ASC 350-30 Intangible Assets, the patents are capitalized as non-current asset because they were not internally generated, have finite useful life of 15 years, and has been used in operational activities although no revenue has been generated.

In 2022, the Company purchased the two patents from Mr. Liu Yu and ZhongHe TianCheng, both are related parties of the Company. Therefore, the transfers of the intangible assets are related-party transactions, and they transferred the patents during the process of the Company going public in US through the business combination with a SPAC. The intangible assets should be recorded at the transferors’ historical cost, based upon the Company’s records, there is no historical basis of the patents. The excess paid over the patents carrying basis should be charged to equity as a deemed dividend in accordance with ASC 805-50-30-5.

Patents consisted of the following:

	As of September 30, 2024	As of September 30, 2023
		As previously reported			As restated
	Net			Net			Net
	carrying	Acquisition	Accumulated	carrying	Acquisition	Accumulated	carrying
Patent	amount	cost	amortization	amount	cost	amortization	amount
Graphite production	$-	$215,796	$(21,580)	$194,516	$-	$-	$-
Graphene production	-	6,258,092	(625,809)	5,632,283	-	-	-
	$-	$6,473,888	$(647,389)	$5,826,499	$-	$-	$-